SECURITIES & EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 27, 2004

AEP INDUSTRIES INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-14450	22-1916107
(Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Phillips Avenue, South Hackensack, New Jersey 07606
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 641-6600

Information to be included in report

Item 5.       Other Events and Regulation FD Disclosure .

On January 27, 2004, AEP Industries Inc. (the “Company”) issued a press release announcing the election of Richard Davis to the Board of Directors. The release is attached and being furnished as Exhibit 99.

Item 7.       Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)           EXHIBITS

Exhibit Number	Description

99	Press release announcing the election of Richard Davis to the Board of Directors of AEP Industries Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP INDUSTRIES INC.
(Registrant)

January 27, 2004	By:	/s/ LAWRENCE R. NOLL
Lawrence R. Noll Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99	Press release announcing the election of Richard Davis to the Board of Directors of AEP Industries Inc.